Note 3 - Collaborations, Contracts and Licensing Agreements	12 Months Ended
Dec. 31, 2013
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Collaborative Arrangement Disclosure [Text Block]
3. Collaborations, contracts and licensing agreements

The following tables set forth revenue recognized under collaborations, contracts and licensing agreements:

Revenue

	Year ended December 31
	2013	2012	2011
Collaborations and contracts
DoD (a)	$9,805,556	$11,536,101	$11,565,997
Alnylam (b)	-	9,719	4,191,295
BMS (c)	525,527	440,279	437,165
Other RNAi collaborators (d)	93,486	119,087	117,133
Total research and development collaborations and contracts	10,424,569	12,105,186	16,311,590
Licensing fees and milestone payments
Alnylam milestone payments (b)	5,000,000	1,000,000	500,000
Spectrum payments (e)	39,581	1,000,000	-
Total licensing fees and milestone payments	5,039,581	2,000,000	500,000
Total revenue	$15,464,150	$14,105,186	$16,811,590

The following table sets forth deferred collaborations and contracts revenue:

	December 31, 2013	December 31, 2012

DoD (a)	$1,655,028	$1,388,970
BMS current portion (c)	1,808,227	1,754,610
Deferred revenue, current portion	3,463,255	3,143,580
BMS long-term portion (c)	-	722,445
Total deferred revenue	$3,463,255	$3,866,025

(a)  Contract with United States Government’s Department of Defense (“DoD”) to develop TKM-Ebola

On July 14, 2010, the Company signed a contract with the DoD to advance TKM-Ebola, an RNAi therapeutic utilizing the Company’s lipid nanoparticle technology to treat Ebola virus infection.

In the initial phase of the contract, funded as part of the Transformational Medical Technologies program, the Company is eligible to receive up to $34.7 million. This initial funding is for the development of TKM-Ebola including completion of preclinical development, filing an Investigational New Drug application with the United States Food and Drug Administration (“FDA”) and completing a Phase 1 human safety clinical trial. On May 8, 2013, the Company announced that the contract had been modified to support development plans that integrate recent advancements in lipid nanoparticle (“LNP”) formulation and manufacturing technologies. The contract modification increased the stage one targeted funding to $41.7 million.

The DoD has the option of extending the contract beyond the initial funding period to support the advancement of TKM-Ebola through to the completion of clinical development and FDA approval. Based on the contract’s budget this would provide the Company with up to $140.0 million in funding for the entire program.

Under the contract, the Company is reimbursed for costs incurred, including an allocation of overhead costs, and is paid an incentive fee. At the beginning of the fiscal year the Company estimates its labour and overhead rates for the year ahead. At the end of the year the actual labour and overhead rates are calculated and revenue is adjusted accordingly. The Company’s actual labour and overhead rates will differ from its estimated rates based on actual costs incurred and the proportion of the Company’s efforts on contracts and internal products versus indirect activities. Within minimum and maximum collars, the amount of incentive fee the Company can earn under the contract varies based on costs incurred versus budgeted costs.  During the contractual period, incentive fee revenue and total costs are impacted by management’s estimate and judgments which are continuously reviewed and adjusted as necessary using the cumulative catch-up method.  At December 31, 2012, the Company was not able to make a reliable estimate of the final contract costs, and only the minimum incentive fee achievable and earned was recognized. At December 31, 2013, the Company believes it can reliably estimate the final contract costs so has recognized the portion of expected incentive fee which has been earned to date.

On August 6, 2012, the Company announced that it had received a temporary stop-work order from the DoD in respect of this contract. On October 2, 2012, the Company announced that the stop-work order had been lifted and work on the contract resumed. On November 1, 2012, the Company submitted a contract modification request to the DoD in order to integrate recent advancements in the Company’s formulation technology. The modification request is currently being negotiated while work is continuing on the contract.

(b) License and collaboration with Alnylam Pharmaceuticals, Inc. (“Alnylam”)

License and Collaboration Agreement with Alnylam through Tekmira

On January 8, 2007, the Company entered into a licensing and collaboration agreement with Alnylam (“Alnylam License and Collaboration”), which was amended and restated in May 2008, giving them an exclusive license to certain of the Company’s historical lipid nanoparticle intellectual property for the discovery, development, and commercialization of ribonucleic acid interference (“RNAi”) therapeutics.

The Alnylam License and Collaboration was replaced by a new license agreement as part of the settlement, which is discussed below.

Cross-License with Alnylam acquired through Protiva

As a result of the acquisition of Protiva on May 30, 2008, the Company acquired a Cross-License Agreement between Protiva and Alnylam (the “Alnylam Cross-License”). Alnylam was granted a non-exclusive license to the Protiva intellectual property.

The Alnylam Cross-License was replaced by a new license agreement as part of the settlement, which is discussed below.

Manufacturing agreement with Alnylam

Under a manufacturing agreement with Alnylam (the “Alnylam Manufacturing Agreement”) effective January 1, 2009, the Company was the exclusive manufacturer of any products required by Alnylam through to the end of Phase 2 clinical trials that utilize the Company’s technology. Alnylam was paying the Company for the provision of staff and for external costs incurred. Time charged to Alnylam was at a fixed rate and under the Alnylam Manufacturing Agreement there was a contractual minimum for the provision of staff of $11,200,000 over the three year period ending December 31, 2011.

The Alnylam Manufacturing Agreement was terminated as part of the settlement which is discussed below.

Settlement of litigation with Alnylam and Acuitas Therapeutics Inc. (“Acuitas”, formerly AlCana Technologies Inc.)

On March 16, 2011 the Company filed a complaint against Alnylam. On November 12, 2012, the Company entered into an agreement to settle all litigation between the Company and Alnylam and Acuitas (the “Settlement”) and also entered into a new licensing agreement with Alnylam that replaces all earlier licensing, cross-licensing, collaboration, and manufacturing agreements. The Company entered into a separate cross license agreement with Acuitas which includes milestone and royalty payments and Acuitas has agreed not to compete in the RNAi field for five years. In conjunction with the Settlement, the Company paid Acuitas $300,000. The Company paid a further $1,500,000 upon the execution of the cross license agreement with Acuitas, in the year ended December 31, 2013.

As a result of the new Alnylam license agreement, on November 26, 2012, the Company received $65,000,000 in cash from Alnylam. This includes $30,000,000 associated with the termination of the manufacturing agreement and $35,000,000 associated with the termination of the previous license agreements, as well as a modification of the milestone and royalty schedules associated with Alnylam's ALN-VSP, ALN-PCS, and ALN-TTR programs. Under the settlement, Alnylam received license rights to the Company’s patents that were filed, or that claim priority to a patent that was filed, before April 15, 2010. Alnylam does not have rights to the Company’s patents filed after April 15, 2010 unless they claim priority to a patent filed before that date. In addition, Alnylam has transferred all agreed upon patents and patent applications related to lipid nanoparticle (“LNP”) technology for the systemic delivery of RNAi therapeutic products, including the MC3 lipid family, to the Company, who will own and control prosecution of this intellectual property portfolio. The Company is the only entity able to sublicense its LNP intellectual property in future platform-type relationships. Alnylam has a license to use the Company’s intellectual property to develop and commercialize products and may only grant access to the Company’s LNP technology to its partners if it is part of a product sublicense. Alnylam will pay the Company milestones and royalties as Alnylam’s LNP-enabled products are developed and commercialized.

The new licensing agreement with Alnylam also grants the Company intellectual property rights to develop its own proprietary RNAi therapeutics. Alnylam has granted the Company a worldwide license for the discovery, development and commercialization of RNAi products directed to thirteen gene targets – three exclusive and ten non-exclusive licenses – provided that they have not been committed by Alnylam to a third party or are not otherwise unavailable as a result of the exercise of a right of first refusal held by a third party or are part of an ongoing or planned development program of Alnylam. Licenses for five of the ten non-exclusive targets – ApoB, PLK1, Ebola, WEE1, and CSN5 – have already been granted, along with an additional license for ALDH2, which has been granted on an exclusive basis. In consideration for this license, the Company has agreed to pay single-digit royalties to Alnylam on product sales and have milestone obligations of up to $8,500,000 on the non-exclusive licenses (with the exception of TKM-Ebola, which has no milestone obligations). Alnylam no longer has “opt-in” rights to the Company’s lead oncology product, TKM-PLK1, so the Company now holds all development and commercialization rights related TKM-PLK1. The Company will have no milestone obligations on the three exclusive licenses. As a result of the settlement of the litigation between the Company and Alnylam, $18,737,966 in a contingent obligation payment to Orrick, Herrington and Sutcliffe LLP (“Orrick”), lead legal counsel for the lawsuit against Alnylam and Acuitas, was paid out on December 10, 2012.

Milestone receipts and payments

In June 2012 the Company earned a $1,000,000 milestone from Alnylam in respect of the initiation of Alnylam’s ALN-TTR02 Phase 2 human clinical trial.

In November 2013, Alnylam initiated a Phase III trial with ALN-TTR02, also known as patisiran, and the associated $5,000,000 development milestone was paid to the Company in December 2013.

In November 2013, the Company initiated Phase I/II clinical trial for TKM-PLK1, resulting in a milestone payment of $375,000 to Alnylam.

Arbitration with Alnylam and Ascletis Pharmaceuticals (Hangzhou) Co. Ltd. (“Ascletis”)

On June 21, 2013, the Company transferred manufacturing process technology to Ascletis to enable them to produce ALN-VSP, a product candidate licensed to them by Alnylam. The Company believes that under the new licensing agreement with Alnylam, the technology transfer to Ascletis triggers a $5,000,000 milestone obligation from Alnylam to the Company. However, Alnylam has demanded a declaration that the Company has not yet met its milestone obligations. The Company disputes Alnylam’s position. To remedy this dispute, the Company and Alnylam have commenced arbitration proceedings as provided for under the agreement.  The Company has not recorded any revenue in respect of this milestone.

(c)      Bristol-Myers Squibb (“BMS”) collaboration

On May 10, 2010 the Company announced the expansion of its research collaboration with BMS. Under the new agreement, BMS uses small interfering RNA (“siRNA”) molecules formulated by the Company in LNP technology to silence target genes of interest.  BMS is conducting the preclinical work to validate the function of certain genes and share the data with the Company.  The Company can use the preclinical data to develop RNAi therapeutic drugs against the therapeutic targets of interest.  The Company received $3,000,000 from BMS concurrent with the signing of the agreement and recorded the amount as deferred revenue. The Company is required to provide a pre-determined number of LNP batches over the four-year agreement.  BMS has a first right to negotiate a licensing agreement on certain RNAi products developed by the Company that evolve from BMS validated gene targets.

Revenue from the May 10, 2010 agreement with BMS is being recognized as the Company produces the related LNP batches.

As at December 31, 2013, the Company and BMS intend to extend the agreement’s end date from May 10, 2014 to December 31, 2014. Extending the agreement will give BMS more time to order LNP batches. There will not be any monetary consideration for extending the agreement. Revenue recognized in 2013 has been reduced and the balance of deferred revenue as at December 31, 2013 has been increased to account for BMS, potentially, ordering more batches under the agreement.

(d)      Other RNAi collaborators

The Company has active research agreements with a number of other RNAi collaborators.

(e)      Agreements with Spectrum Pharmaceuticals, Inc. (“Spectrum”)

On May 6, 2006, the Company signed a number of agreements with Talon Therapeutics, Inc. (“Talon”, formerly Hana Biosciences, Inc.) including the grant of worldwide licenses (the “Talon License Agreement”) for three of the Company’s chemotherapy products, Marqibo®, AlocrestTM (Optisomal Vinorelbine) and BrakivaTM (Optisomal Topotecan).

On August 9, 2012, the Company announced that Talon had received accelerated approval for Marqibo from the FDA for the treatment of adult patients with Philadelphia chromosome negative acute lymphoblastic leukemia in second or greater relapse or whose disease has progressed following two or more anti-leukemia therapies. Marqibo is a liposomal formulation of the chemotherapy drug vincristine. In the year ended December 31, 2012, the Company received a milestone of $1,000,000 based on the FDA’s approval of Marqibo and will receive royalty payments based on Marqibo’s commercial sales. There are no further milestones related to Marqibo but the Company is eligible to receive total milestone payments of up to $18,000,000 on Alocrest and Brakiva.

Talon was acquired by Spectrum in July 2013. The acquisition does not affect the terms of the license between Talon and the Company.

On September 3, 2013, Spectrum announced that they had shipped the first commercial orders of Marqibo. In the year ended December 31, 2013, the Company recorded $39,581 in Marqibo royalty revenue (2012 - $nil, 2011 - $nil). In the year ended December 31, 2013, the Company accrued $990 in royalties due to TPC in respect of the Marqibo royalty earned by the Company (see note 8).

(f)      License agreement with Merck & Co., Inc. (“Merck”)

As a result of the acquisition of Protiva in 2008, the Company received a non-exclusive royalty-bearing world-wide license, of certain intellectual property acquired by Merck. Under the license, Merck will pay up to $17,000,000 in milestones for each product it develops using the acquired intellectual property, except for the first product for which Merck will pay up to $15,000,000 in milestones. Merck will also pay royalties on product sales. Merck’s license rights are limited to patents that the Company filed, or that claim priority to a patent that was filed, before October 9, 2008. Merck does not have rights to patents filed by the Company after October 9, 2008 unless they claim priority to a patent filed before that date. The license agreement with Merck was entered into as part of a settlement of litigation between Protiva and a Merck subsidiary. No payments have been made under this license to date.

Merck has granted a license to the Company to certain of its intellectual property.

On January 12, 2014, Alnylam announced that they will be acquiring this license from Merck in which case this license agreement will transfer to Alnylam.